Exhibit 10.2

WAIVER

TO

LOAN AGREEMENT

THIS WAIVER TO LOAN AGREEMENT, dated as of July 15, 2009 (this "Waiver"), is made by and among Keltic Financial Partners II, LP, successor-in-interest to Keltic Financial Partners, LP, a Delaware limited partnership ("Keltic"), and Bridge Healthcare Finance, LLC, a Delaware limited liability company ("Bridge"; together with Keltic, individually and collectively, "Lender"), and Hudson Technologies Company, a Tennessee corporation ("Borrower").

WITNESSETH :

WHEREAS, Borrower and Keltic are parties to that certain Amended and Restated Loan Agreement, dated as of June 26, 2007 (as it may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement); and

WHEREAS, Borrower has requested that Lender waive certain Events of Default under the Loan Agreement, as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

STATEMENT OF TERMS

1. Waiver of Event of Default. Lender hereby waives the Event of Default arising solely out of Borrower's failure to achieve minimum EBITDA for the fiscal quarter ending June 30, 2009, as required by Section 9.22 of the Loan Agreement.

2. Representations and Warranties. To induce Lender to enter into this Waiver, Borrower hereby represents and warrants to Lender as follows: (a) each representation, warranty and statement of Borrower set forth in the Loan Agreement and the other Loan Documents is true and correct on and as of the date hereof after giving effect to this Waiver, (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement or the other Loan Documents after giving effect to this Waiver, (c) Borrower has the power and is duly authorized to enter into, deliver and perform its obligations under this Waiver and to perform it obligations under the Loan Agreement and the other Loan Documents, and (d) this Waiver is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

3. Conditions Precedent to Effectiveness of this Waiver. The effectiveness of this Waiver is subject to the fulfillment of the following conditions precedent:

(a) Lender shall have received one or more counterparts of this Waiver duly executed and delivered by Borrower; and

(b) Lender shall have received a waiver fee from Borrower in the amount of $35,000 in consideration for the agreements of Lender set forth in this Waiver.

4. Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower. The granting of the waiver under Section 1 hereof shall not (a) constitute a waiver of any other Event of Default, and (b) impose or imply an obligation on Lender to grant a waiver on any future occasion.

5. Counterparts. This Waiver may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

6. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year specified at the beginning hereof.

KELTIC FINANCIAL PARTNERS II, LP, as successor-
in-interest to Keltic Financial Partners, LP
By: KELTIC FINANCIAL SERVICES LLC, its general
partner

By:	/s/ Oleh Szczupak
Name:	Oleh Szczupak
Title:	Executive Vice President

BRIDGE HEALTHCARE FINANCE, LLC

By:	/s/ Kim Gordon
Name:	Kim Gordon
Title:	EVP/CCO

HUDSON TECHNOLOGIES COMPANY

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman
Title:	President